EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          In connection with the accompanying report on Form 10-K of Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) for the year ended March 31, 2006 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their respective knowledge and belief, that:

          (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

/s/ Daniel H. Movens

Daniel H. Movens
Chief Executive Officer

/s/ Jitendra N. Doshi

Jitendra N. Doshi
Chief Financial Officer

June 12, 2006